STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT ("Agreement"), dated as of October 11, 1996, between North American Vaccine, Inc., a company organized under the laws of Canada ("Company"), and Abbott Laboratories, an Illinois corporation ("Acquiror").

         This Agreement sets forth the terms and conditions upon which the Company is selling to Acquiror, and Acquiror is purchasing from the Company, 350,000 common shares, no par value, of the Company ("Shares").

         In consideration of the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I.
                         PURCHASE AND SALE OF THE SHARES

         1.1 PURCHASE AND SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company hereby sells and delivers to Acquiror, and Acquiror hereby purchases and accepts from the Company, the Shares free and clear of all mortgages, liens, pledges, security interests, encumbrances, pre-emptive rights or other third party interests of any nature whatsoever.

         1.2 CONSIDERATION. Subject to the terms and conditions of this Agreement, in reliance on the representations, warranties and agreements of the Company contained herein, and in consideration of the delivery of the stock certificates representing the Shares, the Acquiror hereby pays to the Company $6,343,750 in immediately available funds, as full payment and consideration for the purchase of the Shares.

         1.3 CLOSING. The Closing of the transactions contemplated by this Agreement will occur at the offices of the Company located at Beltsville, Maryland on the date hereof ("Closing Date").

                  1.3.1 At the Closing, the Company will deliver to the Acquiror a stock certificate or certificates representing the Shares with a restricted stock legend set forth thereon; and an opinion of counsel to the effect that the Shares have been duly and validly issued and are fully paid and non-assessable. The restricted stock legend shall read substantially as follows:

                  The shares evidenced by this certificate may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except: (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of



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                  securities), or (iii) if, in the opinion of counsel to the corporation, an exemption from registration under such Act is available.

                  1.3.2 At the Closing, Acquiror will deliver by check or wire transfer, at the election of the Company, $6,343,750 in immediately available funds.


                                   ARTICLE II.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Acquiror as follows:

         2.1 CORPORATE STATUS; AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to execute, deliver and perform this Agreement, to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company.

         2.2 BINDING AGREEMENT. This Agreement constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms (subject, as to the enforcement of remedies, to general equitable principles and to bankruptcy, insolvency and similar laws affecting creditors' rights generally).

         2.3 NON-CONTRAVENTION; CONSENTS. The execution, delivery and performance of this Agreement by the Company, does not, and the consummation by the Company of the transactions contemplated hereby does not and will not, constitute or result in (with or without the giving of notice or the lapse of time or both) (A) a breach or violation of any provision of the articles of incorporation, as amended to date, or by-laws, as amended to date, of the Company, or (B) a breach or violation of, or a conflict with, or a default under, or termination of, or an event permitting any other person to terminate, or the acceleration of, or the creation or imposition of any lien, charge, pledge, security interest or other encumbrance on any properties or assets of the Company pursuant to (i) any provision of any contract, license or other agreement binding upon the Company, or (ii) any law, rule, writ, injunction, decree, regulation, treaty, ordinance or order, award or governmental permit or license applicable to the Company, which violation, breach, default, termination or acceleration would, individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operations, or business prospects of the Company.



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         2.4  REPORTS.

                       (i) As of their respective dates, neither the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, nor any other document filed subsequent to December 31, 1995 (including, without limitation, the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996) under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission (the "SEC"), (collectively the "Reports"), contained any untrue statement of a material fact or omitted to state a material fact required to b stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each of the balance sheets contained or incorporated by reference in the Reports (including in each case any related notes and schedules) fairly presented, the financial position of the entity or entities to which it relates as of its date and each of the statements of operation, statements of cash flows and statements of stockholders' equity, contained or incorporated by reference in the Reports (including in each case any related notes and schedules), fairly presented, the results of operations, stockholders' equity and cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein (subject, in the case of unaudited interim statements, to normal year-end audit adjustments that are not material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein.

                       (ii) The Company has timely filed all reports, registrations and statements, together with any amendments required to be made with respect thereto, that it was required to file since December 31, 1995 with the SEC.

         2.5 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Company's Reports, since December 31, 1995, there has not been any:

         (a) change in the financial condition, assets, liabilities, properties, business or results of operations of the Company which, individually or in the aggregate, has resulted or could result in a materially adverse effect;

         (b) event or condition of any type that has resulted or could result in a materially adverse effect on the financial condition, assets, liabilities, properties, business or results of operations of the Company.

         2.6 COMPLIANCE. Except as disclosed in the Company's Reports, the Company is not in violation of its Certificate of Incorporation, Bylaws or any laws, ordinances and regulations or other governmental restrictions, orders, judgments or decrees, where any such violation (a) would impair or restrict the Company's power or authority to issue and deliver the Shares as required by this Agreement, (b) of such Certificate of Incorporation or Bylaws has or would have a material adverse effect on the financial condition, assets, liabilities, properties, business, or results of operations of the Company, or (c) is based upon facts of which the Company is aware and where such violation has or would


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have a material adverse effect on the financial condition, assets, liabilities, properties, business or results of operations of the Company.

         2.7 LITIGATION. Except as disclosed in the Company's Reports, there is no action, suit, proceeding or investigation pending or currently threatened against the Company, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the financial condition, assets, liabilities, properties, business, or results of operations of the Company.

         2.8 DELIVERY OF SHARES. The Shares are duly authorized, validly issued, fully paid and non assessable. The sale of such Shares has not been registered under the Securities Act of 1933, as amended ("1933 Act"). Such Shares have been listed for trading on the American Stock Exchange, subject to official notice of issuance.

                                  ARTICLE III.
                   REPRESENTATIONS AND WARRANTIES OF ACQUIROR

         Acquiror represents and warrants to the Company as follows:

         3.1 CORPORATE STATUS; AUTHORITY. The Acquiror is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to execute, deliver and perform this Agreement, to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Acquiror.

         3.2 BINDING AGREEMENT. This Agreement constitutes the valid and binding agreement of the Acquiror, enforceable in accordance with its terms (subject, as to the enforcement of remedies, to general equitable principles and to bankruptcy, insolvency and similar laws affecting creditors' rights generally).

         3.3 NON-CONTRAVENTION; CONSENTS. The execution, delivery and performance of this Agreement by the Acquiror, does not, and the consummation by the Acquiror of the transactions contemplated hereby does not and will not, constitute or result in (with or without the giving of notice or the lapse of time or both) (A) a breach or violation of any provision of the articles of incorporation, as amended to date, or by-laws, as amended to date, of the Acquiror, or (B) a breach or violation of, or a conflict with, or a default under, or termination of, or an event permitting any other person to terminate, or the acceleration of, or the creation or imposition of any lien, charge, pledge, security interest or other encumbrance on any properties or assets of the Acquiror pursuant to (i) any provision of any contract, license or other agreement binding upon the Acquiror, or (ii) any law, rule, writ, injunction, decree, regulation, treaty, ordinance or order, award or governmental permit or license applicable to the Acquiror, which violation, breach, default, termination or acceleration would, individually or in the aggregate, have a

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material adverse effect on the business, financial condition, results of operations, or business prospects of the Acquiror.

         3.4 SECURITIES REPRESENTATIONS. Acquiror has received and reviewed a copy of the Reports. Acquiror understands that the sale of the Shares has not been registered under the 1933 Act. Acquiror further represents that it (a) has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Shares, (b) is acquiring the Shares for investment and fully understands the nature, scope and duration of the limitations on transfer imposed by the securities laws and (c) can bear the economic risk of investment in the Shares and can afford a complete loss of such investment. Acquiror has had an adequate opportunity to ask questions and receive answers (and has asked such questions and received answers to its satisfaction) from the officers of the Company concerning the business, operations and financial condition of the Company. Acquiror has no contract, undertaking, agreement or arrangement, written or oral, with any other person to transfer or grant participations in any Shares. Acquiror acknowledges and agrees that the Company has no obligation to register the resale of the Shares under the securities laws.


                                   ARTICLE IV.
                               GENERAL PROVISIONS

         The Company and Acquiror further covenant and agree as follows:

         4.1 WAIVER OF TERMS. Any of the terms or conditions of this Agreement may be waived at any time by the party or parties entitled to the benefit thereof but only by a written instrument signed by the party or parties waiving such terms or conditions.

         4.2 AMENDMENT OF AGREEMENT. This Agreement may be amended, supplemented or interpreted at any time only by written instrument duly executed by each party hereto.

         4.3 PAYMENT OF EXPENSES. The Company shall pay all expenses incurred by or on its behalf, and Acquiror shall pay all expenses incurred by or on its behalf in connection with the preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including without limitation, the reasonable fees, disbursements and expenses of their attorneys, accountants and advisors).

         4.4 CONTENTS OF AGREEMENT; BINDING NATURE. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. Any previous agreements or understandings between the parties regarding such subject matter are superseded by this Agreement. All representations, warranties, covenants, terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.


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         4.5 NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be by hand-delivery, certified or registered mail, return receipt requested; telecopier, or air courier to the parties set forth below. Such notices shall be deemed given at the time personally delivered, if delivered by hand or by courier; at the time received if sent certified or registered mail; and when receipt acknowledged by receiving telecopy equipment if telecopied.

         If to Company:                     North American Vaccine, Inc.
                                            12103 Indian Creek Court
                                            Beltsville, MD  20705

         If to Acquiror:                    Abbott Laboratories
                                            Ross Products Division
                                            625 Cleveland Avenue
                                            Columbus, OH  43215

         4.6 COMMISSIONS AND FINDER'S FEES. Each party represents and warrants that none of them has retained or used the services of any individual, firm or corporation in such manner as to entitle such individual, firm or corporation to any compensation for brokers' or finders' fees with respect to the transactions contemplated by this Agreement for which the other may be liable.

         4.7 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

         4.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4.9 GOVERNING LAW; JURISDICTION. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of Delaware, excluding any choice of law rules that may direct the application of the laws of another jurisdiction. Each party hereto hereby irrevocably consents and submits to the jurisdiction of and the service of process from courts sitting in Delaware for any and all actions arising out of or related to this Agreement.

         4.10 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement is intended nor shall it be construed to give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any right, remedy or claim under or in respect of this Agreement or any provisions hereof.

         4.11 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Acquiror contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of two years and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Acquiror or the Company.

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         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                        NORTH AMERICAN VACCINE, INC.


                                        By: /S/ SHARON MATES
                                            -------------------------
                                            Name: Sharon Mates, Ph.D.
                                            Title: President

                                        ABBOTT LABORATORIES

                                        By: /S/ THOMAS M. MCNALLY
                                            ----------------------------
                                            Name: Thomas M. McNally
                                            Title: Senior Vice President
                                                   Ross Products Division


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